UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Following her retirement as President of Irwin Home Equity Corporation, as disclosed in this report under Item 8.01 below and in Exhibit 99.1, Ms. Elena Delgado will serve as a consultant to Irwin Home Equity advising on the long-term strategic direction of the company. The terms of a consulting agreement with Ms. Delgado are under discussion.

ITEM 8.01. OTHER EVENTS.

a). Irwin Financial Corporation issued a press release on October 25, 2005, announcing that Elena Delgado will retire as President of Irwin Home Equity Corporation effective December 29, 2005. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

b). On October 25, 2005, the Corporation announced the resignation of Richard Barbercheck, Vice President - Corporate Credit Risk Evaluation Officer. Barbercheck, 47, has been a Vice President of Irwin Financial since 2003. He was an officer of Irwin Union Bank and Trust since 1998. The Corporation is actively searching for his replacement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     c). Exhibits
Exhibit No.	Description
99.1	Press Release dated October 25, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: October 25, 2005	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated October 25, 2005